Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Agreement”), dated as of November 14, 2005, is made by and among Great Lakes Dredge & Dock Corporation (the “Borrower”), GLDD Acquisitions Corp. (“Holdings”), the other “Loan Parties” from time to time party to the Credit Agreement referred to and defined below (together with Holdings and the Borrower, the “Loan Parties”), the financial institutions from time to time party to such Credit Agreement referred to and defined below (collectively, the “Lenders”) and Bank of America, N.A., as issuer of the Letters of Credit (in such capacity, the “Issuing Lender”) and as representative of the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to and defined below.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Loan Parties, the Lenders, the Administrative Agent and the Issuing Lender have entered into that certain Credit Agreement dated as of December 22, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower;

WHEREAS, the Borrower has informed the Lenders and the Administrative Agent that the Borrower desires to (i) repurchase all of the capital stock of North American Site Developers, Inc., a Massachusetts corporation (“NASDI Inc.”) owned by Christopher A. Berardi (“Berardi”) for $5,000, (ii) convert approximately $28,000,000 of intercompany indebtedness owing by NASDI Inc. to the Borrower into capital stock of NASDI Inc., (iii) contribute all of the issued and outstanding shares of capital stock of NASDI Inc. to NASDI Holdings Corporation, a newly formed Delaware corporation and wholly-owned Subsidiary of the Borrower, (iv) convert NASDI Inc. into a Delaware limited liability company under applicable law to become North American Site Developers, LLC, a Delaware limited liability company (“NASDI LLC”) and (v) cause Berardi (or an entity controlled by Berardi) to be admitted as a member of NASDI LLC and the issuance to Berardi of a 35% non-voting profits interest in NASDI LLC (the transactions contemplated in clauses (i) through (v) are collectively referred to herein as the “NASDI Restructuring”);

WHEREAS, the Credit Agreement, as in effect before giving effect to the terms of this Agreement, contains certain covenants and other terms that may prohibit the consummation of certain aspects of the NASDI Restructuring; and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to permit those aspects of the NASDI Restructuring that may otherwise be prohibited by the Credit Agreement and to make certain other modifications in connection with the NASDI Restructuring, and subject to the terms and conditions of this Agreement the parties have agreed to so amend the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the other Loan Parties, the Lenders and the Administrative Agent, such parties hereby agree as follows:

1.                                       Amendments to Credit Agreement.  Subject to the satisfaction of each of the conditions set forth in Section 2 of this Agreement, the Credit Agreement is hereby amended as follows:

(a)                                  Section 6.1(a) of the Credit Agreement is hereby amended to insert the following text at the beginning of such section:

Except as otherwise permitted under Sections 6.2(a)(i) and 6.2(g),

(b)                                 Section 6.2(a)(i) of the Credit Agreement is hereby amended to delete such section in its entirety and to replace such section with the following section:

(i)                                  (A) any Subsidiary of the Borrower may liquidate or dissolve voluntarily into the Borrower or any Subsidiary Guarantor (provided that NASDI may liquidate or dissolve voluntarily and its assets and properties distributed in accordance with NASDI’s limited liability company agreement and other applicable law in connection with any transaction or series of related transactions permitted under Section 6.2(g)), (B) any Subsidiary of the Borrower may consolidate with or merge into or with the Borrower or any Subsidiary Guarantor, provided, in the case of a merger involving the Borrower, the Borrower shall be the continuing Person, and in the case of a merger not involving the Borrower, a  Subsidiary Guarantor shall be the continuing Person, (C) the Borrower may consolidate with or merge with any Subsidiary Guarantor, provided, in the case of a merger, the Borrower shall be the continuing or surviving Person, (D) any Subsidiary of the Borrower may consolidate with or merge into or with any Person pursuant to a transaction or series of related transactions permitted under Section 6.2(g), (E) the assets or Capital Stock of the Borrower or any of the Borrower’s Subsidiaries may be purchased or otherwise acquired by the Borrower or any Subsidiary Guarantor, and (F) any Subsidiary that is not a Subsidiary Guarantor may liquidate or dissolve voluntarily into, or consolidate with or merge into or with, and the assets or Capital Stock of such Subsidiary may be purchased or otherwise acquired by, any other Subsidiary of the Borrower that is not a Subsidiary Guarantor;

(c)                                  Section 6.2(d) of the Credit Agreement is hereby amended to add the following clause (iv) to the end of such section:

                                                or (iv) the NASDI Restructuring.

(d)                                 Section 6.2(g) of the Credit Agreement is hereby amended to add the following clause (iv) to the end of such section:

or  (v) consists of a the issuance by NASDI of no more than 35% of the non-voting profits interest of NASDI to Berardi in connection with the NASDI Restructuring.

(e)                                  Section 7.1(j)(ii) of the Credit Agreement is hereby amended to delete such section in its entirety and to replace such section with the following section:

(ii)                              except as otherwise permitted under Sections 6.2(a)(i) and 6.2(g), the failure of the Borrower (A) to own (directly or indirectly), free and clear of all Liens or other encumbrances (other than any Lien or encumbrance created by the Loan Documents), 100% of the outstanding shares of each class of Capital Stock of any Subsidiary Guarantor on a fully diluted basis, or, in the case of NASDI, at least 65% of the outstanding equity capital, or 100% of the outstanding Voting Stock, of NASDI, or (B) to have the power (directly or indirectly) to direct or cause the direction of the management or policies of any such Subsidiary Guarantor (subject, in the case of NASDI, to the terms of NASDI’s limited liability company agreement and other organizational documents); or

(f)                                    Schedule I of the Credit Agreement is hereby amended as follows:

(i)             The definition of “EBITDA” is hereby amended to add the following new clause (b)(ii) to the first sentence of such definition immediately following clause (b)(i) and prior to clause (c) thereof:

and  (ii) Net Income attributable to the minority equity interest in NASDI that is not owned, directly or indirectly, by the Borrower to the extent the Net Income in respect of such minority equity interest is distributed to the holder or holders of such minority equity interest.

(ii)          The definition of “NASDI” is hereby amended to delete such definition in its entirety and to replace such definition with the following definition:

“NASDI” means North American Site Developers, Inc., a Massachusetts corporation, and, upon the consummation of the NASDI Restructuring, means North American Site Developers, LLC, a Delaware limited liability company.

(iii)          The definition of “Net Cash Proceeds” is hereby amended to add the following proviso to the end of such definition:

provided, however, that Net Cash Proceeds shall exclude any cash proceeds received by the Borrower or any of its Subsidiaries from the sale of any assets or equity interests (including, without limitation, by way of merger, consolidation, reorganization or similar transaction) of NASDI or NASDI Holdings to the extent that (a) the Borrower or such Subsidiary is required to (i) distribute such proceeds as an equity distribution to the holders of NASDI’s equity interests other than the Borrower or any of its Subsidiaries (including, without limitation, distributions of available cash flow and liquidating distributions) pursuant to NASDI’s limited liability company agreement or other organizational documents or (ii) pay such proceeds to Christopher Berardi (or his heirs, executor or assigns) as a bonus pursuant to his employment agreement as then in effect and (b) the aggregate amount so excluded does not exceed 35% of the gross amount of such cash proceeds (including the amount of cash subsequently received in respect of any non-cash proceeds) received by the Borrower and its Subsidiaries from such sale or similar transaction.

(iv)  The following definitions of “Berardi”, “NASDI Holdings” and “NASDI Restructuring” are hereby added in the appropriate alphabetical locations:

                                                                                                “Berardi” means Christopher A. Berardi or an entity controlled by Christopher A. Berardi, and includes any heirs, executors and permitted assigns or transferees.

                                                                                                “NASDI Holdings” means NASDI Holdings Corporation, a Delaware corporation.

“NASDI Restructuring” means, collectively, (i) the Borrower’s repurchase all of the capital stock of North American Site Developers, Inc. owned by Berardi for $5,000, (ii) the conversion of approximately $28,000,000 of intercompany indebtedness owing by North American Site Developers, Inc. to the Borrower into capital stock of North American Site Developers, Inc., (iii) the Borrower’s contribution of all of the issued and outstanding shares of capital stock of North American Site Developers, Inc., a Massachusetts corporation, to NASDI Holdings, (iv) the conversion of North American Site Developers, Inc., a Massachusetts corporation, into North American Site Developers, LLC, a Delaware limited liability company and (v) the admission of Berardi as a member of NASDI and the issuance to Berardi of a 35% non-voting profits interest in NASDI.

2.                                       Effectiveness of this Agreement; Conditions Precedent.  The provisions of Section 1 of this Agreement shall be deemed to have become effective as of the date first written above (the “Effective Date”), but such effectiveness shall be expressly conditioned upon the Administrative Agent’s receipt of each of the following, in each case in form, substance and scope reasonably acceptable to the Administrative Agent:

(a)                                  executed counterparts of this Agreement executed by Authorized Officers of the Borrower and the other Loan Parties, and by duly authorized officers of the Required Prepayment Lenders; and

(b)                                 payment in full from the Borrower, in immediately available funds, of an amendment fee payable to each Lender (collectively, the “Consenting Lenders”) executing and delivering a counterpart signature page to this Agreement on or before 1:00 (Chicago, Illinois time) on Monday November 14, 2005 in an amount equal to 0.075% of the sum of such Lender’s Revolving Commitment, plus the outstanding principal balance of such Lender’s Tranche B Term Loan (the “Amendment Fee”).

3.                                       Representations, Warranties and Covenants.

(a)                                  The Borrower and each other Loan Party hereby represents and warrants that this Agreement and the Credit Agreement as amended hereby (collectively, the “Amendment Documents”) constitute legal, valid and binding obligations of the Borrower and the other Loan Parties enforceable against the Borrower and the other Loan Parties in accordance with their terms.

(b)                                 The Borrower and each other Loan Party hereby represents and warrants that (i) its execution, delivery and performance of this Agreement and the Credit Agreement have been duly authorized by all proper corporate or limited liability company action, do not violate any provision of its organizational documents, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which it or any of its Affiliates is bound (which has not been previously obtained), including without limitation, the Note Indenture and the Bonding Agreement and (ii) after giving effect to the amendments contemplated by Section 1 of this Agreement, all Obligations will constitute, and if the full amount of the Revolving Commitment were utilized by the Borrower all Obligations arising with respect thereto would constitute, “Permitted Debt” under and as defined in Section 4.09 of the Note Indenture.

(c)                                  The Borrower and each other Loan Party hereby represents and warrants that, both before and after giving effect to the provisions of this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of its execution and delivery hereof or thereof in all material respects as though made on and as of such date.

(d)                                 The Borrower hereby agrees to pay the Amendment Fee to the Administrative Agent for the benefit of the Consenting Lenders, upon the Borrower’s execution and delivery hereof.

4.                                       Reaffirmation, Ratification and Acknowledgment.  The Borrower and each other Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s, or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such other

Loan Parties with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents.  As modified hereby, the Credit Agreement is in all respects ratified and confirmed, and the Credit Agreement as so modified by this Agreement shall be read, taken and so construed as one and the same instrument.  Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents.  This Agreement and each of the other Amendment Documents shall constitute Loan Documents for purposes of the Credit Agreement.

5.                                       Governing Law.   THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

6.                                       Administrative Agent’s Expenses.   The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement and the other documents, agreements and instruments contemplated hereby.

7.                                       Counterparts.  This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

* * * *

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Senior Vice President and Chief
Financial Officer

GLDD ACQUISITIONS CORP.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Senior Vice President and Chief
Financial Officer

GREAT LAKES DREDGE & DOCK
COMPANY, LLC

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Senior Vice President and Chief
Financial Officer

Signature Page to Amendment No. 3 to Credit Agreement

GREAT LAKES CARIBBEAN DREDGING, INC.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Senior Vice President and Chief
Financial Officer

DAWSON MARINE SERVICES COMPANY

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Senior Vice President and Chief
Financial Officer

FIFTY-THREE DREDGING CORPORATION

By:	/s/ William H. Hanson
Name:	William H. Hanson
Title:	President

NORTH AMERICAN SITE DEVELOPERS, INC.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Vice President and Treasurer

JDC SOIL MANAGEMENT &
DEVELOPMENT INC.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Senior Vice President and Chief
Financial Officer

Signature Page to Amendment No. 3 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative
Agent

By:	/s/ Jeffery T. White
Name:	Jeffery T. White
Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender and
as Issuing Bank

By:	/s/ Lynn Simmons
Name:	Lynn Simmons
Title:	Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement

CREDIT SUISSE, Cayman Islands Branch, (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch) as a Lender

By:	/s/ Thomas Cantello
Name: Thomas Cantello
Title: Vice President

By:	/s/ Gregory Richards
Name: Gregory Richards
Title: Associate

Signature Page to Amendment No. 3 to Credit Agreement

MASTER SENIOR FLOATING RATE TRUST, as a Lender

By:	/s/ [ILLEGIBLE]
Title:

Signature Page to Amendment No. 3 to Credit Agreement

OPPENHEIMER SENIOR FLOATING RATE FUND, as a Lender

By:	/s/ Lisa Chaffee
Title: AVP

Signature Page to Amendment No. 3 to Credit Agreement

FIFTH THIRD BANK, as a Lender

By:
Title:

Signature Page to Amendment No. 3 to Credit Agreement

DRYDEN V LEVERAGED LOAN CDO 2003, as a Lender

By:	/s/ Stephen J. Collins
Title: Vice President

Signature Page to Amendment No. 3 to Credit Agreement

ING SENIOR INCOME FUND, as a Lender

By:	/s/ Theodore M. Haag
Name: Theodore M. Haag
Title: Vice President

Signature Page to Amendment No. 3 to Credit Agreement

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ [ILLEGIBLE]
Title: Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement

LEHMAN BROTHERS INC., as a Lender

By:	/s/ V. Paul Arzoulan
Title: Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement

LEHMAN COMMERCIAL PAPER INC., as a Lender

By:	/s/ V. Paul Arzoulan
Title: Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement

MONUMENT PARK CDO LTD, as a Lender

By:
Title:

Signature Page to Amendment No. 3 to Credit Agreement

NATIONAL CITY BANK OF MICHIGAN/ILLINOIS, as a Lender

By:	/s/ [ILLEGIBLE]
Title: Account Officer

Signature Page to Amendment No. 3 to Credit Agreement

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Kamika Agonwal
Title: Commercial Banking Officer

Signature Page to Amendment No. 3 to Credit Agreement

OAK BROOK BANK- OAK BROOK, as a Lender

By:	/s/ Henry Wessel
Title: Vice President

Signature Page to Amendment No. 3 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ [ILLEGIBLE]
Title: Vice President

Signature Page to Amendment No. 3 to Credit Agreement

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Richard L. Tavrow
Title: Director Banking Products Services, US

By:	/s/ Toba Lumbantobing
Title: Associate Director Banking Products Services, US

Signature Page to Amendment No. 3 to Credit Agreement

VAN KAMPEN SENIOR INCOME TRUST
By: Van Kampen Investment Advisory Corp, as Collateral Manager

By:	/s/ Christina Jamieson
Title: Executive Director

VAN KAMPEN SENIOR LOAN FUND
By: Van Kampen Investment Advisory Corp, as Collateral Manager

By:	/s/ Christina Jamieson
Title: Executive Director

Signature Page to Amendment No. 3 to Credit Agreement

PILGRIM CLO 1999-1 LTD., as a Lender

By:
Title:

Signature Page to Amendment No. 3 to Credit Agreement

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE, as a Lender

By:	/s/ Kamika Agonwal
Title: Commercial Banking Officer

Signature Page to Amendment No. 3 to Credit Agreement

MIDLAND NATIONAL LIFE INSURANCE COMPANY, as a Lender

By:
Title:

Signature Page to Amendment No. 3 to Credit Agreement